                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                   NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 26, 2000                                                 60606
                                                              (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN SELECT MATURITIES MUNICIPAL FUND

JUNE 14, 2000

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund and Nuveen Select Maturities Municipal Fund ("Select Maturities"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 26, 2000, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of each Fund as outlined below:

          a. For each Fund except Municipal Value, Municipal Income and Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

          b. For Municipal Value and Municipal Income, to elect three (3) Board Members for a three year term or until their successors shall have been duly elected and qualified.

          c. For Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for each Fund for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on May 30, 2000 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

June 14, 2000

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN SELECT MATURITIES MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage") and Nuveen Select Maturities Municipal Fund ("Select Maturities") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 26, 2000 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

          ----------------------------------------------------------------------------------
                                                                        COMMON     MUNI -
                                     MATTER                             SHARES  PREFERRED(1)
          ----------------------------------------------------------------------------------
  1a(i).  Election of Board Members by all shareholders (except              X             X
          Municipal Value, Municipal Income, and Select Maturities)
          (Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri,
          Peter R. Sawers and Judith M. Stockdale nominated)
  a(ii).  Election of Board Members by MuniPreferred only (except          N/A             X
          Municipal Value, Municipal Income and Select Maturities)
          (William J. Schneider and Timothy R. Schwertfeger nominated)
      b.  Election of Board Members for Municipal Value and Municipal        X           N/A
          Income by all common shareholders (Robert P. Bremner,
          William J. Schneider and Judith M. Stockdale nominated)
      c.  Election of Board Members for Select Maturities by all             X           N/A
          shareholders (Robert P. Bremner, Lawrence H. Brown, Anne E.
          Impellizzeri, Peter R. Sawers, William J. Schneider, Timothy
          R. Schwertfeger and Judith M. Stockdale nominated)
      2.  Ratification of the Selection of Independent Auditors              X             X
          ----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Income, Municipal Value and Select Maturities), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except Insured Premium Income 2, Dividend Advantage and Select Maturities), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Insured Premium Income 2, Dividend Advantage and Select Maturities, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on May 30, 2000 will be entitled to one vote for each share held. As of May 30, 2000, shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------
        FUND                  COMMON SHARES     MUNIPREFERRED
---------------------------------------------------------------
Municipal Value        (NUV)   194,959,688      N/A

Municipal Income       (NMI)     7,985,334      N/A

Premium Income         (NPI)    63,785,430    3,800  Series M
                                              2,000  Series M2
                                              3,800  Series T
                                              3,800  Series W
                                              3,800  Series TH
                                              3,800  Series F

Performance Plus       (NPP)    59,914,374    4,000  Series M
                                              4,000  Series T
                                              4,000  Series W
                                              1,760  Series TH
                                              4,000  Series F

Municipal              (NMA)    42,980,333    3,000  Series M
Advantage                                     3,000  Series T
                                              3,000  Series W
                                              2,320  Series TH
                                              3,000  Series F

---------------------------------------------------------------
        FUND                  COMMON SHARES     MUNIPREFERRED
---------------------------------------------------------------
Municipal Market       (NMO)    45,540,872    4,000  Series M
Opportunity                                   4,000  Series T
                                              3,200  Series W
                                              4,000  Series F

Investment Quality     (NQM)    35,746,959    2,500  Series M
                                              2,500  Series T
                                              2,500  Series W
                                              2,040  Series TH
                                              2,500  Series F

Insured Quality        (NQI)    37,843,167    2,600  Series M
                                              2,600  Series T
                                              2,600  Series W
                                              2,320  Series TH
                                              2,600  Series F

Select Quality         (NQS)    33,887,476    2,000  Series M
                                              2,000  Series T
                                              2,800  Series W
                                              1,560  Series TH
                                              2,800  Series F

---------------------------------------------------------------
        FUND                  COMMON SHARES     MUNIPREFERRED
---------------------------------------------------------------
Quality Income         (NQU)    54,204,486    3,000  Series M
                                              3,000  Series T
                                              3,000  Series W
                                              2,080  Series W2
                                              4,000  Series TH
                                              3,000  Series F

Insured Municipal      (NIO)    81,061,423    4,000  Series M
Opportunity                                   4,000  Series T
                                              4,000  Series W
                                              3,200  Series W2
                                              4,000  Series TH1
                                              4,000  Series TH2
                                              4,000  Series F

Premier Municipal      (NPF)    20,051,950    1,000  Series M
                                              2,800  Series T
                                              2,800  Series TH

Premier Insured        (NIF)    19,274,161      840  Series W
                                              2,800  Series TH
                                              2,800  Series F

Premium Income 2       (NPM)    41,093,661    2,000  Series M
                                              3,000  Series T
                                              2,000  Series W
                                              3,000  Series TH
                                              2,000  Series F
                                              1,880  Series F2

---------------------------------------------------------------
        FUND                  COMMON SHARES     MUNIPREFERRED
---------------------------------------------------------------
Premium Income 4       (NPT)    43,236,509    2,200  Series M
                                              2,000  Series T
                                              1,328  Series T2
                                              1,680  Series W
                                                520  Series W2
                                              2,680  Series TH
                                              1,800  Series F
                                              1,328  Series F2

Insured Premium        (NPX)    37,253,961    2,080  Series M
Income 2                                      2,200  Series T
                                              2,080  Series W
                                              2,200  Series TH
                                              2,196  Series F

Dividend               (NAD)    39,125,791    4,000  Series M
Advantage                                     4,000  Series T
                                              3,800  Series TH

Select Maturities      (NIM)    12,380,786      N/A

--------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 14, 2000.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except Municipal Value and Municipal Income), seven (7) Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income and Select Maturities) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, the Board is divided into three classes, with each class being elected to serve a term of three years. For each of Municipal Value and Municipal Income, three (3) Board Members are to be elected at their annual meeting to serve for a three-year term.

A. FOR PREMIUM INCOME, PERFORMANCE PLUS, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2, PREMIUM INCOME 4, INSURED PREMIUM INCOME 2 AND DIVIDEND ADVANTAGE.

     (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Messrs. Bremner, Brown and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

     (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME. The Boards of Municipal Value and Municipal Income have designated Messrs. Bremner and Schneider and Ms. Stockdale as Class III and Class II Board Members, respectively, and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in 2003, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Brown, Sawers and Schwertfeger and Ms. Impellizzeri are current and continuing Board Members. The terms of Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I and Class III Board Members, of Municipal Value and Municipal Income, respectively, expire in 2001. The term of Ms. Impellizzeri as a Class II and Class I Board Member of Municipal Value and Municipal Income, respectively, expires in 2002.

C. FOR SELECT MATURITIES. Messrs. Bremner, Brown, Sawers, Schneider and Schwertfeger and Mses. Impellizzeri and Stockdale are to be elected by all shareholders.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for Insured Premium Income 2, Dividend Advantage and Select Maturities) will be required to elect Board Members of that Fund. For Insured Premium Income 2, Dividend Advantage and Select Maturities, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen Funds (excluding money market funds) which each nominee beneficially owned as of April 28, 2000. All of the nominees were last elected to the Board at the 1999 annual meeting of shareholders except for Municipal Value and Municipal Income which only elected Class II and Class I Board Members, respectively. Currently there is a vacancy on the Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of John Nuveen & Co. Incorporated or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                     FULL COMMON SHARES
                                                                                    BENEFICIALLY OWNED ON
                                                                                       APRIL 28, 2000
                                                                        ---------------------------------------------
          NAME, BIRTHDATE AND PRINCIPAL             YEAR FIRST ELECTED                                         ALL
           OCCUPATION OF NOMINEES AS OF                OR APPOINTED                                           NUVEEN
                APRIL 28, 2000(1)                     A BOARD MEMBER               THE FUNDS(2)              FUNDS(3)
---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40 (4)                         1997--All Funds                                         5,837
  Board Member of the Funds; private investor and               except
  management consultant.                              1999 -- Dividend
                                                             Advantage

Lawrence H. Brown, 7/29/34 (5)                         1993--All Funds  815 Insured Municipal Opportunity      8,406
  Board Member of the Funds; retired in August                  except  881 Quality Income
  1989 as Senior Vice President of The Northern       1999 -- Dividend  1,112 Select Maturities
  Trust Company (banking and trust industry).                Advantage  1,000 Dividend Advantage

Anne E. Impellizzeri, 1/26/33 (6)                      1994--All Funds  1,000 Insured Municipal Opportunity    6,049
  Board Member of the Funds; Executive Director                 except
  (since 1998) of Manitoga Center for Russel          1999 -- Dividend
  Wright's design/home and landscape, formerly               Advantage
  President and Chief Executive Officer of
  Blanton-Peale Institute (a training and
  counseling organization).

Peter R. Sawers, 4/3/33 (5)                            1991--All Funds  2,364 Municipal Income                16,758
  Board Member of the Funds; Adjunct Professor of               except  1,635 Municipal Advantage
  Business and Economics, University of Dubuque,         1992--Premium  1,628 Insured Quality
  Iowa; Adjunct Professor, Lake Forest Graduate           Income 2 and  2,156 Select Maturities
  School of Management, Lake Forest, Illinois;       Select Maturities
  Chartered Financial Analyst; Certified                 1993--Insured
  Management Consultant.                              Premium Income 2
                                                        1999--Dividend
                                                             Advantage

William J. Schneider, 9/24/44 (4)(7)                   1997--All Funds                                        41,270
  Board Member of the Funds; Senior Partner and                 except
  Chief Operating Officer, Miller-Valentine           1999 -- Dividend
  Partners; Vice President, Miller-Valentine Group           Advantage
  (commercial real estate); Member Community
  Advisory Board, National City Bank, Dayton,
  Ohio.

                                                                                     FULL COMMON SHARES
                                                                                    BENEFICIALLY OWNED ON
                                                                                       APRIL 28, 2000
                                                                        ---------------------------------------------
          NAME, BIRTHDATE AND PRINCIPAL             YEAR FIRST ELECTED                                         ALL
           OCCUPATION OF NOMINEES AS OF                OR APPOINTED                                           NUVEEN
                APRIL 28, 2000(1)                     A BOARD MEMBER               THE FUNDS(2)              FUNDS(3)
---------------------------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49 (5)(7)               1994--All Funds  17,410 Municipal Value               288,939
  Chairman of the Board of the Funds (since July                except  12,875 Premium Income
  1996), and President (since July 1999) of the         1999--Dividend  5,000 Performance Plus
  Funds; Chairman (since May 1999), Trustee and              Advantage  5,000 Select Quality
  President (since July 1996) of the Funds advised                      5,000 Municipal Advantage
  by Nuveen Institutional Advisory Corp.;                               5,000 Insured Municipal Opportunity
  Chairman, Trustee and President (since September
  1999) of the Funds advised by Nuveen Senior Loan
  Asset Management Inc.; Chairman (since July
  1996), Director, previously Executive Vice
  President, of The John Nuveen Company, John
  Nuveen & Co. Incorporated, Nuveen Advisory Corp.
  and Nuveen Institutional Advisory Corp.;
  Director (since 1996) of Institutional Capital
  Corporation; Chairman and Director (since
  January 1997) of Nuveen Asset Management, Inc.;
  Chairman and Director of Rittenhouse Financial
  Services, Inc. (since 1999); Chief Executive
  Officer and Director of Nuveen Senior Loan Asset
  Management Inc. (since September 1999).

Judith M. Stockdale, 12/29/47 (4)                      1997--All Funds  300 Premier Municipal                    940
  Board Member of the Funds; Executive Director
  (since 1994) of the Gaylord and Dorothy
  Donnelley Foundation, a private family
  foundation; prior thereto, Executive Director
  (from 1990 to 1994) of the Great Lakes
  Protection Fund.
---------------------------------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of April 28, 2000, the Board Members and nominees were board members of 37 Nuveen open-end funds and 54 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of eight open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) These persons have sole voting power and sole investment power, except that Mr. Schwertfeger and Ms. Stockdale's shares are held jointly with their respective spouses. Mr. Brown's shares are held in a revocable trust.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC, NIAC and NSLAM managed funds referred to in note
    (1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan ("Deferred Units"), as more fully described below. Also includes shares held by Mr. Schwertfeger in Nuveen's 401(k)/profit sharing plan. 5,440 shares listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares. 1,057 shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

(4) Messrs. Bremner and Schneider and Ms. Stockdale are currently Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, whose current term expires at the Annual Meetings, and have been nominated for a new term to expire in 2003.

(5) Messrs. Brown, Sawers and Schwertfeger are continuing Class I and Class III Board Members of Municipal Value and Municipal Income, respectively, where term will expire in 2001.

(6) Ms. Impellizzeri is a continuing Class II and Class I Board Member of Municipal Value and Municipal Income, respectively, whose term will expire in 2002.

(7) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except Municipal Value, Municipal Income and Select Maturities.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except Select Maturities, Municipal Income and Dividend Advantage are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the NAC Funds for the calendar year ended 1999.

                                AGGREGATE COMPENSATION FROM THE FUNDS
-----------------------------------------------------------------------------------------------------
                                                                                         MUNICIPAL
NAME OF BOARD         MUNICIPAL   MUNICIPAL    PREMIUM    PERFORMANCE    MUNICIPAL         MARKET
MEMBER                VALUE(1)     INCOME     INCOME(1)     PLUS(1)     ADVANTAGE(1)   OPPORTUNITY(1)
-----------------------------------------------------------------------------------------------------
Robert P. Bremner         2,821         136      1,758          1,863         1,417            1,496
Lawrence H. Brown         3,038         147      1,905          2,021         1,537            1,622
Anne E. Impellizzeri      2,821         136      1,758          1,863         1,417            1,496
Peter R. Sawers           2,831         137      1,920          1,869         1,531            1,617
William J. Schneider      2,821         136      1,758          1,863         1,417            1,496
Judith M. Stockdale       2,821         136      1,758          1,863         1,417            1,496

                            AGGREGATE COMPENSATION FROM THE FUNDS
---------------------  ------------------------------------------------

NAME OF BOARD          INVESTMENT    INSURED       SELECT      QUALITY
MEMBER                 QUALITY(1)   QUALITY(1)   QUALITY(1)   INCOME(1)
---------------------  ------------------------------------------------
Robert P. Bremner           1,188       1,249        1,115        1,809
Lawrence H. Brown           1,289       1,354        1,210        1,962
Anne E. Impellizzeri        1,188       1,249        1,115        1,809
Peter R. Sawers             1,284       1,350        1,205        1,954
William J. Schneider        1,188       1,249        1,115        1,809
Judith M. Stockdale         1,188       1,249        1,115        1,809

                                AGGREGATE COMPENSATION FROM THE FUNDS
                       --------------------------------------------------------
                          INSURED
                         MUNICIPAL        PREMIER       PREMIER       PREMIUM
NAME OF BOARD MEMBER   OPPORTUNITY(1)   MUNICIPAL(1)   INSURED(1)   INCOME 2(1)
-------------------------------------------------------------------------------
Robert P. Bremner              2,722            660          648         1,391
Lawrence H. Brown              2,953            716          703         1,508
Anne E. Impellizzeri           2,722            660          648         1,391
Peter R. Sawers                2,732            662          700         1,503
William J. Schneider           2,722            660          648         1,391
Judith M. Stockdale            2,722            660          648         1,391
-------------------------------------------------------------------------------

                                                                                TOTAL COMPENSATION
                                                                                      NUVEEN FUNDS
                                                                                     PAID TO BOARD
                               AGGREGATE COMPENSATION FROM THE FUNDS                       MEMBERS
                       ------------------------------------------------------
                                       INSURED
                         PREMIUM       PREMIUM      DIVIDEND        SELECT
NAME OF BOARD MEMBER   INCOME 4(1)   INCOME 2(1)    ADVANTAGE     MATURITIES
---------------------  ---------------------------------------------------------------------------
Robert P. Bremner           1,330         1,117            488            191               72,500
Lawrence H. Brown           1,692         1,212            610            203               79,750
Anne E. Impellizzeri        1,330         1,117            489            191               72,500
Peter R. Sawers             1,434         1,121            631            191               74,750
William J. Schneider        1,330         1,117            488            191               72,500
Judith M. Stockdale         1,330         1,117            488            191               72,500
---------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with each of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                         DEFERRED FEES
     ---------------------------------------------------------------------------------------------------------------------
                                                                                        MUNICIPAL
     NAME OF BOARD        MUNICIPAL   MUNICIPAL   PREMIUM    PERFORMANCE   MUNICIPAL     MARKET      INVESTMENT   INSURED
     MEMBER                 VALUE      INCOME      INCOME       PLUS       ADVANTAGE   OPPORTUNITY    QUALITY     QUALITY
     ---------------------------------------------------------------------------------------------------------------------
     Robert P. Bremner          306          --     178              202         156           165          130        137
     Lawrence H. Brown           --          --      --               --          --            --           --         --
     Anne E.
     Impellizzeri             2,042          --   1,187            1,349       1,038         1,099          870        915
     Peter R. Sawers          2,052          --   1,349            1,356       1,152         1,221          966      1,016
     William J.
     Schneider                2,042          --   1,187            1,349       1,038         1,099          870        915
     Judith M. Stockdale        510          --     297              337         259           275          217        229

        DEFERRED FEES
     -------------------

     SELECT     QUALITY
     QUALITY    INCOME
     -------------------
        122          198
         --           --
        816        1,322
        906        1,467
        816        1,322
        204          331

                                                  DEFERRED FEES
     --------------------------------------------------------------------------------------------------------
                                        INSURED                                                      INSURED
                                       MUNICIPAL      PREMIER     PREMIER    PREMIUM     PREMIUM     PREMIUM
     NAME OF BOARD MEMBER             OPPORTUNITY    MUNICIPAL    INSURED    INCOME 2    INCOME 4    INCOME 2
     --------------------------------------------------------------------------------------------------------
     Robert P. Bremner                        298           73         71         153         146         121
     Lawrence H. Brown                         --           --         --          --          --          --
     Anne E. Impellizzeri                   1,989          483        473       1,018         971         808
     Peter R. Sawers                        1,998          486        525       1,130       1,075         813
     William J. Schneider                   1,989          483        473       1,018         971         808
     Judith M. Stockdale                      497          121        118         255         243         202
     --------------------------------------------------------------------------------------------------------

          DEFERRED FEES
     -----------------------

     DIVIDEND       SELECT
     ADVANTAGE    MATURITIES
     -----------------------
            --            --
            --            --
            --            --
            --            --
            --            --
            --            --
     -----------------------

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of each Fund held 13 meetings (none for Select Maturities) during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held 16 meetings (14 for Select Maturities) during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons of the Fund." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held one meeting (none for Select Maturities) during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each Fund held no meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund (except Select Maturities) held three regular quarterly meetings and one special meeting during its last fiscal year. The Board of Select Maturities, held four regular quarterly meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of April 28, 2000 with respect to each executive officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2000. The Board will consider the election of officers at the Board meeting to be held after the Funds' Annual Meeting, to serve until July 2001 and as set forth in each Fund's by-laws.

-------------------------------------------------------------------------------------------------------------------------------
          NAME              BIRTHDATE             POSITIONS WITH FUNDS             BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Alan G. Berkshire           12/28/60     Vice President and Assistant Secretary    Senior Vice President (since May 1999),
                                         (since 1998)                              formerly Vice President (since May 1998),
                                                                                   Secretary (since May 1998) and General
                                                                                   Counsel (since September 1997) of The John
                                                                                   Nuveen Company and John Nuveen & Co.
                                                                                   Incorporated; Senior Vice President (since
                                                                                   May 1999), formerly Vice President (since
                                                                                   September 1997) and Secretary (since May
                                                                                   1998) of Nuveen Advisory Corp., Nuveen
                                                                                   Institutional Advisory Corp. and Nuveen
                                                                                   Asset Management, Inc.; Senior Vice
                                                                                   President and Secretary (since September
                                                                                   1999) of Nuveen Senior Loan Asset Management
                                                                                   Inc.; prior thereto, Partner in the law firm
                                                                                   of Kirkland & Ellis.

Peter H. D'Arrigo           11/28/67     Vice President and Treasurer (since       Vice President of John Nuveen & Co.
                                         1999)                                     Incorporated (since January 1999), prior
                                                                                   thereto, Assistant Vice President (from
                                                                                   January 1997); formerly Associate of John
                                                                                   Nuveen & Co. Incorporated; Vice President
                                                                                   and Treasurer of Nuveen Senior Loan Asset
                                                                                   Management Inc. (since September 1999);
                                                                                   Chartered Financial Analyst.

Michael S. Davern            6/26/57     Vice President (since 1997)               Vice President of Nuveen Advisory Corp.
                                                                                   (since January 1997); prior thereto, Vice
                                                                                   President and Portfolio Manager of Flagship
                                                                                   Financial Inc. (from September 1991 to
                                                                                   January 1997).

Lorna C. Ferguson           10/24/45     Vice President (since 1998)               Vice President of John Nuveen & Co.
                                                                                   Incorporated; Vice President of Nuveen
                                                                                   Advisory Corp. and Nuveen Institutional
                                                                                   Advisory Corp. (since January 1998).

William M. Fitzgerald         3/2/64     Vice President (since 1996)               Vice President of Nuveen Advisory Corp.
                                                                                   (since December 1995); prior thereto,
                                                                                   Assistant Vice President of Nuveen Advisory
                                                                                   Corp. (from September 1992 to December
                                                                                   1995); Chartered Financial Analyst.

Stephen D. Foy               5/31/54     Vice President and Controller (since      Vice President of John Nuveen & Co.
                                         1998)                                     Incorporated and (since May 1998) The John
                                                                                   Nuveen Company; Certified Public Accountant.

J. Thomas Futrell             7/5/55     Vice President (since 1991)               Vice President of Nuveen Advisory Corp;
                                                                                   Chartered Financial Analyst.

-------------------------------------------------------------------------------------------------------------------------------
          NAME              BIRTHDATE             POSITIONS WITH FUNDS             BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber             3/26/63     Vice President (since 1998)               Vice President of Nuveen Institutional
                                                                                   Advisory Corp. (since March 1998) and Nuveen
                                                                                   Advisory Corp. (since January 1997); prior
                                                                                   thereto, Vice President and Portfolio
                                                                                   Manager of Flagship Financial Inc.

Steven J. Krupa              8/21/57     Vice President (since 1990)               Vice President of Nuveen Advisory Corp.

Larry W. Martin              7/27/51     Vice President (since 1993) and           Vice President, Assistant Secretary and
                                         Assistant Secretary (since 1988)          Assistant General Counsel of John Nuveen &
                                                                                   Co. Incorporated; Vice President and
                                                                                   Assistant Secretary of Nuveen Advisory
                                                                                   Corp., Nuveen Institutional Advisory Corp.
                                                                                   and Nuveen Asset Management, Inc. (since
                                                                                   January 1997) and Nuveen Senior Asset
                                                                                   Management Inc. (since September 1999);
                                                                                   Assistant Secretary of The John Nuveen
                                                                                   Company.

Edward F. Neild, IV           7/7/65     Vice President (since 1996)               Vice President of Nuveen Advisory Corp. and
                                                                                   Nuveen Institutional Advisory Corp. (since
                                                                                   September 1996); prior thereto, Assistant
                                                                                   Vice President of Nuveen Advisory Corp.
                                                                                   (from December 1993 to September 1996) and
                                                                                   Nuveen Institutional Advisory Corp. (from
                                                                                   May 1995 to September 1996); Chartered
                                                                                   Financial Analyst.

Stephen S. Peterson          9/20/57     Vice President (since 1997)               Vice President (since September 1997);
                                                                                   Assistant Vice President (from September
                                                                                   1996 to September 1997) and Portfolio
                                                                                   Manager prior thereto, of Nuveen Advisory
                                                                                   Corp.; Chartered Financial Analyst.

Thomas C. Spalding, Jr.      7/31/51     Vice President (since each Fund's         Vice President of Nuveen Advisory Corp. and
                                         organization)                             Nuveen Institutional Advisory Corp.;
                                                                                   Chartered Financial Analyst.

Gifford R. Zimmerman          9/9/56     Vice President (since 1993) and           Vice President, Assistant Secretary and
                                         Secretary (since 1998)                    Associate General Counsel of John Nuveen &
                                                                                   Co. Incorporated; Vice President, General
                                                                                   Counsel and Assistant Secretary of Nuveen
                                                                                   Advisory Corp. and Nuveen Institutional
                                                                                   Advisory Corp.; Vice President and Assistant
                                                                                   Secretary of Nuveen Senior Loan Asset
                                                                                   Management Inc. (since September 1999);
                                                                                   Assistant Secretary of The John Nuveen
                                                                                   Company; Chartered Financial Analyst.

On April 28, 2000, Board Members and executive officers of the Funds as a group beneficially owned 472,790 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of April 28, 2000, the Board Members and executive officers of the Funds as a group owned less than 1% of the outstanding common shares of each Fund. As of May 30, 2000, the Board Members and executive officers of the Funds did not own any MuniPreferred. As of May 30, 2000, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 as amended, (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2001, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 14, 2001. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than April 30, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Fund except Select Maturities was October 31, 1999 and for Select Maturities was May 31, 2000.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                           [NUVEEN INVESTMENTS LOGO]

       John Nuveen & Co. Incorporated
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com

                                                                          NUV700

                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Performance Plus Municipal Fund, Inc.
                            Nuveen Municipal Advantage Fund, Inc.
                            Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Select Quality Municipal Fund, Inc.
                            Nuveen Quality Income Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Municipal Income Fund, Inc.
                            Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

JOHN NUVEEN & CO., INC.                           COMMON STOCK
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                  July 26, 2000

                          The annual meeting of shareholders will be held July 26, 2000, at 10:30 a.m. Central
                          Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 26, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Common Stock

 Vote on Proposals                               For        Withhold     For All     To withhold authority to vote, mark "For All
                                                 All          All         Except     Except" and write the nominee's number on
                                                                                     the line below.
 1. ELECTION OF NOMINEES TO THE BOARD            [ ]          [ ]          [ ]       ____________________________________________
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT                    For        Against      Abstain
    AUDITORS FOR THE CURRENT FISCAL YEAR
                                                                                         [ ]          [ ]          [ ]
    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date

                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Performance Plus Municipal Fund, Inc.
                            Nuveen Municipal Advantage Fund, Inc.
                            Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Select Quality Municipal Fund, Inc.
                            Nuveen Quality Income Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Municipal Income Fund, Inc.
                            Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

                               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

JOHN NUVEEN & CO., INC.
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                  July 26, 2000

                          The annual meeting of shareholders will be held July 26, 2000, at 10:30 a.m. Central
                          Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 26, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Preferred Stock

 Vote on Proposals                           For        Withhold      For All    To withhold authority to vote, mark "For All
                                             All          All          Except    Except" and write the nominee's number on the
                                                                                 line below.
 1. ELECTION OF NOMINEES TO THE              [ ]          [ ]          [ ]       _____________________________________________
    BOARD
    01)  William J. Schneider
    02)  Timothy R. Schwertfeger
    03)  Robert P. Bremner
    04)  Lawrence H. Brown
    05)  Anne E. Impellizzeri
    06)  Peter R. Sawers
    07)  Judith M. Stockdale

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT
    AUDITORS FOR THE CURRENT FISCAL YEAR

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date